Fees Summary	Dec. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,024,659.34
Previously Paid Amount	3,693.64
Total Fee Amount	3,693.64
Total Offset Amount	0.00
Net Fee	$ 0.00